EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Spectra Energy Partners, LP on Form 10-K for the period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen J. Neyland, Vice President - Finance of Spectra Energy Partners GP, LLC, general partner of Spectra Energy Partners (DE) GP, LP, general partner of Spectra Energy Partners, LP, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Spectra Energy Partners, LP.

Date: February 15, 2018	/S/ Stephen J. Neyland
Stephen J. Neyland Vice President - Finance Spectra Energy Partners GP, LLC General Partner of Spectra Energy Partners (DE) GP, LP General Partner of Spectra Energy Partners, LP